EXHIBIT 99.1


                                    WELCOME

                                                           Monroe Bancorp
                                                           2008 Annual
                                                           Shareholder's Meeting

[LOGO OF MONROE BANCORP]

                                                          Mark D. Bradford
                                                          President/CEO

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE




Forward-looking Statement
-------------------------

This presentation contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation contains certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected;
(5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company are included in the Company's filings with the Securities and Exchange Commission.

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[LOGO OF MONROE BANCORP]                                Banking Center and Loan
NASDAQ Symbol: MROE                                     Production Office
                                                        Locations


                 [MAP OF BANKING CENTER LOCATIONS APPEARS HERE]


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[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE

        Background Information

        o     Headquarters - Bloomington,
              Indiana/Monroe County
        o     Approximately 70% of Bank's
              business is in Monroe County
        o     2006 Population - 122,613
        o     Population Growth 1990 to 2000 -
              10.6%
        o     Home of Indiana University
              Bloomington
              -   Employees - 7,000
              -   2006/2007 Enrollment - 38,263

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[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE

        Monroe Bancorp Profile
        (Dollars in Thousands)


-----------------------------------------------------------------------
                        12/31/05    12/31/06    12/31/07  % Increase
                                                             2007
-----------------------------------------------------------------------
Bancorp Assets         $  713,060  $  748,193  $  778,080     4.0%
-----------------------------------------------------------------------
Trust Assets              237,026     271,766     353,668    30.1%
-----------------------------------------------------------------------
Investment Services       168,770     157,433     163,847     4.1%
Assets
-----------------------------------------------------------------------
        Total          $1,118,856  $1,177,392  $1,295,595    10.0%
-----------------------------------------------------------------------

  o 16 Locations

        o       12 Banking Centers

        o       1 Loan Production Office

        o       3 Retirement Community Locations

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE

        Monroe Bancorp Profile

        o       Focus on commercial real estate and business lending
        o       No direct exposure to subprime loans
        o       Investment portfolio is high quality and short duration
        o       Asset growth largely funded by local deposits
        o Focus on fee income (e.g., wealth management, deposit services, investment sales, and mortgages originated for sale)
        o Distinguish ourselves through service quality, community involvement, flexibility, and responsiveness

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE

        Why invest in Monroe Bancorp?


        o Management believes the Company's Bloomington-based operation provides a predictable and strong earnings stream
        o Management intends to use this earnings stream to expand along the outer perimeter of Indianapolis


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[LOGO OF MONROE BANCORP]                                Financial Performance
NASDAQ Symbol: MROE

        Earnings Per Share (Basic)

                [EARNINGS PER SHARE (BASIC) CHART APPEARS HERE]


-------------------------------------------------------------
                                             $1.24
-------------------------------------------------------------
                                     $1.15
-------------------------------------------------------------
$1.10                        $1.09
-------------------------------------------------------------
                     $1.01
$0.90
-------------------------------------------------------------
             $0.75
$0.70
-------------------------------------------------------------
$0.50
-------------------------------------------------------------
$0.30
-------------------------------------------------------------
$0.10         2003    2004    2005    2006    2007

             -------------------------------------
              2003    2004    2005    2006    2007
             -------------------------------------
             $0.75   $1.01   $1.09   $1.15   $1.24
             -------------------------------------

                       Compound Annual Growth Rate 13.4%

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[LOGO OF MONROE BANCORP]                                Financial Performance
NASDAQ Symbol: MROE

        Return on Average Equity (ROAE)

                 [RETURN ON AVERAGE EQUITY CHART APPEARS HERE]

-----------------------------------------------------------------
20%




-----------------------------------------------------------------
15%
                            14.93%
                   14.44%            14.59%   14.79%

          11.18%

-----------------------------------------------------------------
10%




-----------------------------------------------------------------
 5%        2003     2004     2005     2006     2007

         -------------------------------------------
           2003     2004     2005     2006     2007
         -------------------------------------------
          11.18%   14.44%   14.93%   14.59%   14.79%
         -------------------------------------------

                2007 ROE is the highest among the publicly traded financial institutions in Indiana (51 companies)

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[LOGO OF MONROE BANCORP]                                Financial Performance
NASDAQ Symbol: MROE

        Total Loans           (Dollars in Millions)

                        [TOTAL LOANS CHART APPEARS HERE]

-----------------------------------------------------------------
$650

-----------------------------------------------------------------
$600                                                   $584.8

                                            $559.5
-----------------------------------------------------------------
$550
                                $525.5
-----------------------------------------------------------------
$500
                    $477.1
-----------------------------------------------------------------
$450
        $424.5
-----------------------------------------------------------------
$400

-----------------------------------------------------------------
$350

-----------------------------------------------------------------
$300

-----------------------------------------------------------------
$250      2003       2004        2005        2006       2007

         -----------------------------------------------------
          2003       2004        2005        2006       2007
         -----------------------------------------------------
         $424.5     $477.1      $525.5      $559.5     $584.8
         -----------------------------------------------------

                        Compound Annual Growth Rate 8.3%

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[LOGO OF MONROE BANCORP]                                Financial Performance
NASDAQ Symbol: MROE

        Credit Quality

                      [CREDIT QUALITY CHART APPEARS HERE]

--------------------------------------------------------------------------------
1.60
           1.50
--------------------------------------------------------------------------------
1.40
      1.19                                                             1.26
--------------------------------------------------------------------------------
1.20
                     1.09           1.07           1.10            1.14
--------------------------------------------------------------------------------
1.00
               0.82
--------------------------------------------------------------------------------
0.80
                         0.78
--------------------------------------------------------------------------------
0.60
                                                        0.42
--------------------------------------------------------------------------------
0.40
                              0.24      0.39                                0.26
--------------------------------------------------------------------------------
0.20
                                             0.14            0.11
--------------------------------------------------------------------------------
0.00
--------------------------------------------------------------------------------
           2003          2004           2005            2006            2007

             -  Allowance for loan losses as a % of ending loans
             - Non-performing loans as a % of ending loans/includes 90 days past due
             -  Net charge-offs to average loans

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[LOGO OF MONROE BANCORP]                                Financial Performance
NASDAQ Symbol: MROE

        Total Deposits        (Dollars in Millions)

                      [TOTAL DEPOSITS CHART APPEARS HERE]


-------------------------------------------------------------------
 $700                                                  $619.7
-------------------------------------------------------------------
 $650                                        $589.3
                                  $576.2
-------------------------------------------------------------------
 $600
-------------------------------------------------------------------
 $550                  $483.5
-------------------------------------------------------------------
 $500        $436.7
-------------------------------------------------------------------
 $450
-------------------------------------------------------------------
 $400
-------------------------------------------------------------------
 $350
-------------------------------------------------------------------
 $300
-------------------------------------------------------------------
              2003      2004       2005       2006      2007
-------------------------------------------------------------------

            --------------------------------------------------
              2003      2004       2005       2006      2007
            --------------------------------------------------
             $436.7    $483.5     $576.2     $589.3    $619.7
            --------------------------------------------------

                        Compound Annual Growth Rate 9.1%

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[LOGO OF MONROE BANCORP]                                Financial Performance
NASDAQ Symbol: MROE

        Fee Income            (Dollars in Thousands)

                        [FEE INCOME CHART APPEARS HERE]



           ----------------------------------------------------
              2003        2004       2005      2006      2007
           ----------------------------------------------------
             $7,755      $8,102     $9,140    $9,285   $10,086
           ----------------------------------------------------

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[LOGO OF MONROE BANCORP]                           Shareholder Focus
NASDAQ Symbol: MROE

        Investment Performance

                  [INVESTMENT PERFORMANCE CHART APPEARS HERE]


$350,000
$300,000                                                                $294,364

$250,000
$200,000
$150,000
$100,000
$50,000
      $0 $10,000

        1985  1987  1989  1991  1993  1995  1997  1999  2001  2003  2005  2007

      --------------------------------------------------------------------------
        1985  1987  1989  1991  1993  1995  1997  1999  2001  2003  2005  2007
      --------------------------------------------------------------------------
      $10,000                                                           $294,364
      --------------------------------------------------------------------------

                  12/31/07 Compound Annual Growth Rate - 16.6%
              Employee Stock Ownership Plan (ESOP) formed 12/31/85

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[LOGO OF MONROE BANCORP]                           Shareholder Focus
NASDAQ Symbol: MROE

        Dividends Per Share

                    [DIVIDENDS PER SHARE CHART APPEARS HERE]

$0.6000

$0.5000
                                     $0.4800    $0.4900
                  $0.4727  $0.4745
         $0.4455
$0.4000

$0.3000

$0.2000

$0.1000
           2003     2004     2005      2006       2007

        ------------------------------------------------
           2003     2004     2005      2006       2007
        ------------------------------------------------
         $0.4455  $0.4727  $0.4745   $0.4800    $0.4900
        ------------------------------------------------

         20 Consecutive Years of Dividend Increases
         2008 Dividend Yield - 3.47% (based on 3/31/08 closing price)
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[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE

        Keys to the Company's Success



        o       Commitment to Customer Service

                        o       Effective use of technology

                        o       Mystery shopping


        o       Expansion into Indianapolis Market

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[LOGO OF MONROE BANCORP]                         Commitment to Customer Service
NASDAQ Symbol: MROE

        Effective Use of Technology - Digital Deposit


                                   Advantages
                                   ----------

        o       Faster funds availability
        o       Eliminates trips to the bank
        o       Reduced transportation/liability costs
        o       Finger tip access to more information

[LOGO OF MONROE BANCORP]                         Commitment to Customer Service
NASDAQ Symbol: MROE


        Effective Use of Technology - Digital Deposit


                               Successful Launch
                               -----------------

        o       Launched product in December 2006
        o       Hosted demonstrations
        o       Small group and one-on-one meetings
        o       Installed 39 machines for 62 customers
        o       Processed 4,845 items in January 2008
        o Bank able to fulfill all of a customer's banking needs with no area branch locations
        o       Future focus
                -    Non-customers
                -    Indianapolis Market

[LOGO OF MONROE BANCORP]                         Commitment to Customer Service
NASDAQ Symbol: MROE

        Effective Use of Technology - Digital Deposit



        o       2007 Meetings - Demonstration



        o       2008 Meetings - Video





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[LOGO OF MONROE BANCORP]                         Commitment to Customer Service
NASDAQ Symbol: MROE

        Effective Use of Technology - On Line Account Opening



        o       Introduced in early 2008
        o       4/15/08: 42 accounts opened and 99
                accounts declined
        o       Convenient for customers
        o       Dramatic reduction in time required at the Bank

[LOGO OF MONROE BANCORP]                         Commitment to Customer Service
NASDAQ Symbol: MROE

        Effective Use of Technology - On Line Account Opening



        o       Demonstration

[LOGO OF MONROE BANCORP]                         Commitment to Customer Service
NASDAQ Symbol: MROE

        Mystery Shopping

       ----------------------------------------
         Year         # Shops     Average Score
       ----------------------------------------

         2003          1,331         92.6%
       ----------------------------------------

         2004          1,202         94.2%
       ----------------------------------------

         2005          1,164         94.5%
       ----------------------------------------

         2006          1,486         95.4%
       ----------------------------------------

         2007          1,747         95.7%
       ----------------------------------------

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[LOGO OF MONROE BANCORP]                         Commitment to Customer Service
NASDAQ Symbol: MROE

        Expanding Market Share - Monroe County
        (Dollars in Thousands)


                             6/30/96      6/30/07
                             -------      -------
   Monroe Bank

        Total Deposits      $225,593     $453,648

        Market Share           21.8%        29.7%

        Rank                  Second        First


   Bank One/Chase

        Total Deposits      $310,014     $303,743

        Market Share           30.0%        19.9%

        Rank                   First       Second

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[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Hendricks County Full Service Retail Strategy

        o       2006 Population 131,204
        o       Percent Change 1990 to 2000 37.5% - 2nd in State
        o       Median Household Income in 2004 $63,058 - 2nd in State
        o       Monroe Bank Deposit Market Share as of June 30, 2007:
                5.2% (8th)
        o       Convert Limited Service Locations to Full Service Banking
                Centers

                            Date Opened      Converted to Full Service
                            -----------      -------------------------

        1.   Brownsburg        5/02                     1/06

        2.   Plainfield        10/01                   12/07

        3.   Avon              9/01                     1/08


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[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Brownsburg Banking Center



-----------------------------------------------------------------
                        12/31/05           3/31/08     % Change
-----------------------------------------------------------------

Number of Checking            114                691     506.1%
Accounts
-----------------------------------------------------------------
Average Balance of           $640             $3,838     499.7%
Checking Accounts
-----------------------------------------------------------------
Monthly Average       $25,995,000        $58,276,000     124.2%
Deposit Balance
-----------------------------------------------------------------

[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Plainfield Banking Center



        o   Opened 12/07
        o   Checking accounts: 12/07 - 201;  3/31/08 - 302
        o   3/31/08 monthly average deposit balance - $29,172,000

[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Avon Banking Center



        o   Opened 1/08
        o   Checking accounts: 1/08 - 194;  3/31/08 - 215
        o   3/31/08 monthly average deposit balance - $17,536,000

[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Future Expansion - Hamilton County



        o   Noblesville Banking Center to open 8/08

[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Indianapolis Metropolitan Area Loan Growth
        (Dollars in Thousands)

-----------------------------------------------------------
 $180,000
                                              $165,720
-----------------------------------------------------------
 $160,000
                                     $146,122
-----------------------------------------------------------
 $140,000

-----------------------------------------------------------
 $120,000
                            $109,081
-----------------------------------------------------------
 $100,000
                    $77,837
-----------------------------------------------------------
  $80,000

-----------------------------------------------------------
  $60,000
            $57,714
-----------------------------------------------------------
  $40,000

-----------------------------------------------------------
  $20,000
-----------------------------------------------------------
       $0     2003    2004    2005     2006    2007
-----------------------------------------------------------

         ------------------------------------------------
            2003     2004     2005      2006      2007
         ------------------------------------------------
          $57,714  $77,837  $109,081  $146,122  $165,720
         ------------------------------------------------

                      Compound Annual Growth Rate - 30.2%

[LOGO OF MONROE BANCORP]                           Expansion into Indianapolis
NASDAQ Symbol: MROE                                Market

        Indianapolis Metropolitan Area Consolidation


        o 11/3/06 - Sky Financial completes merger with Union Federal Bank
        o 7/1/07 - Huntington Bancshares completes merger with Sky Financial
        o 7/9/07 - First Indiana announced its intent to merge with Marshall & Ilsley

[LOGO OF MONROE BANCORP]
NASDAQ Symbol: MROE

        Why invest in Monroe Bancorp?


        o       Financial performance above Peer
        o       Stock valuation below Peer
        o       Shareholder focus
        o       Commitment to customer service and technology
        o       Expansion along outer perimeter of
                Indianapolis